SCUDDER
                                                                 INVESTMENTS(SM)
                                                                          [LOGO]

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BOND/TAX FREE
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Scudder Managed
Municipal Bonds
Fund #066


Annual Report
May 31, 2000

The fund seeks income exempt from regular federal income tax.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
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                     4   Letter from the Fund's President

                     6   Performance Update

                     8   Portfolio Summary

                     9   Portfolio Management Discussion

                    14   Glossary of Investment Terms

                    15   Investment Portfolio

                    26   Financial Statements

                    29   Financial Highlights

                    30   Notes to Financial Statements

                    35   Report of Independent Accountants

                    36   Tax Information

                    37   Officers and Trustees

                    38   Investment Products and Services

                    40   Scudder Solutions

Scudder Managed Municipal Bonds
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ticker symbol SCMBX                                              fund number 066
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Date of             o    In an environment of rising interest rates, Scudder
Inception:               Managed Municipal Bonds posted a total return of -0.62%
10/14/76                 for its most recent fiscal year ended May 31, 2000. The
                         fund continued to display strong competitive
                         performance, outpacing the -3.29% average performance
                         of the fund's peers over the same period, according to
Total Net                Lipper.
Assets:
$664.4 million      o    For the one-, three-, and five-year periods, the fund's
                         total returns placed it in the top 3% of similar municipal bond funds as tracked by Lipper Analytical
                         Services. Please see page 9 for additional Lipper performance information.

                    o As of May 31, 2000, Scudder Managed Municipal Bonds' 30-day net annualized SEC yield was 5.19%, equivalent to an 8.11% taxable yield for investors subject to the 36% maximum federal income tax rate.

                    o Scudder Managed Municipal Bonds received an overall Morningstar Ratinga of four stars out of 1690 tax free funds as of May 31, 2000.^1



^1 Morningstar proprietary rankings reflect historical risk-adjusted performance as of May 31, 2000. Ratings are subject to change monthly, and past performance does not guarantee future results. Morningstar ratings are calculated from the fund's three- and five-year average annual returns in excess of 90-day Treasury bills with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The fund received four stars for the three-year period, five stars for the five-year period, and four stars for the ten-year period. The top 10% of funds in a broad asset class receive 5 stars and the next 22.5% receive 4 stars. The fund was rated among 1690, 1441, and 408 funds in its broad asset class for the three-, five-, and ten-year periods, respectively.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

Municipal bonds endured a challenging investment environment during Scudder Managed Municipal Bonds' most recent fiscal year ended May 31, 2000. The fund posted a -0.62% total return during the period, but outperformed the -3.29% average return of its peers for the same period as compiled by Lipper. To match the fund's tax-free 5.19% 30-day SEC yield on May 31, a taxable investment for investors in the 36% tax bracket would have had to yield 8.11%. Over the period, municipal bonds were negatively affected by significant interest rate increases across all fixed income markets as the Federal Reserve attempted to restrain surging U.S. economic growth and head off a major increase in inflation by incrementally raising the Federal Funds Rate to 6.50%.

Following this period of relative underperformance compared with Treasuries, we nevertheless believe the municipal market offers attractive return potential:
Adjusted for inflation, municipal yields are high by historical standards and are attractive when compared to yields of comparable Treasury bonds. As of May 31, yields of 10-year AAA-rated municipal bonds were 84.40% of comparable Treasuries. Second, recent declines in the issuance of municipal bonds should provide strong support for bond prices.

On a related note, we'd like to point out some of the advantages of owning a municipal bond fund compared with holding individual municipal bonds. First and foremost, municipal bond funds offer professional management: While many investors believe that purchasing an individual bond is a relatively simple process, knowing what price to pay for a municipal bond and what structure and characteristics to seek can be confusing, and can make a dramatic difference in how a bond will perform on a total return basis. Though investors understandably value income and coupon level, they are not the only factors that determine whether a bond will prove to be a worthwhile investment. Other important advantages offered by municipal bond funds include portfolio diversification, dividend reinvestment, and quarterly statements that display performance information clearly and concisely.

Thank you for investing with Scudder. If you have any questions regarding Scudder Managed Municipal Bonds, please call 1-800-SCUDDER, or visit Scudder's Web site at www.scudder.com.

Sincerely,

/s/Lin Coughlin
Linda C. Coughlin
President,
Scudder Managed Municipal Bonds

Performance Update
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                                                                    May 31, 2000

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Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE


      Scudder Managed           Lehman Brothers
      Municipal Bonds           Municipal Bond Index*

          '90    10000               10000
          '91    11031               11008
          '92    12112               12090
          '93    13694               13537
          '94    13955               13871
          '95    15135               15135
          '96    15830               15826
          '97    17129               17139
          '98    18706               18748
          '99    19462               19624
          '00    19342               19452

               Yearly periods ended May 31

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Fund Index Comparison
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                                                            Total Return
                          Growth of                                      Average
Period ended 5/31/2000     $10,000               Cumulative               Annual
--------------------------------------------------------------------------------
Scudder Managed Municipal Bonds
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1 year                     $   9,938                -.62%                -.62%
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5 year                     $  12,780               27.80%                5.03%
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10 year                    $  19,342               93.42%                6.82%
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Lehman Brothers Municipal Bond Index*
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1 year                     $   9,912                -.88%                -.88%
--------------------------------------------------------------------------------
5 year                     $  12,853               28.53%                5.14%
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10 year                    $  19,452               94.52%                6.87%
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*  The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of the long-term, investment grade tax-exempt bond market consisting of municipal bonds with a maturity of at least two years. Index returns assume dividends are reinvested and, unlike Fund returns, do not reflect any fees or expenses.

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Returns and Per Share Information
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THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

             Yearly periods ended May 31

     Scudder Managed          Lehman Brothers
     Municipal Bonds          Municipal Bond Index*

     1991      10.31                 10.08
     1992       9.80                  9.83
     1993      13.06                 11.97
     1994       1.91                  2.47
     1995       8.45                  9.11
     1996       4.60                  4.57
     1997       8.21                  8.29
     1998       9.20                  9.39
     1999       4.04                  4.67
     2000      -0.62                 -0.88

                1991  1992   1993   1994   1995   1996  1997   1998   1999   2000
------------------------------------------------------------------------------------
Fund Total
Return (%)      10.31  9.80  13.06   1.91   8.45   4.60  8.21   9.20   4.04   -.62
------------------------------------------------------------------------------------
Index Total
Return (%)      10.08  9.83  11.97   2.47   9.11   4.57  8.29   9.39   4.67   -.88
------------------------------------------------------------------------------------
Net Asset
Value($)         8.55  8.73   9.03   8.45   8.65   8.59  8.82   9.11   8.98   8.43
------------------------------------------------------------------------------------
Income
Dividends ($)     .54   .52    .50    .46    .48    .45   .46    .46    .45    .46
------------------------------------------------------------------------------------
Capital Gains
Distributions($)  .09   .12    .29    .31     --     --   .01    .05    .05    .04
------------------------------------------------------------------------------------

* The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of the long-term, investment grade tax-exempt bond market consisting of municipal bonds with a maturity of at least two years. Index returns assume dividends are reinvested and, unlike Fund returns, do not reflect any fees or expenses.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
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                                                                    May 31, 2000

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Diversification
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A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA
POINTS IN THE TABLE BELOW.

Electric Utility Revenue    15%
Water/Sewer Revenue         11%
Hospital/Health Revenue      9%
Port/Airport Revenue         8%
Other General Obligation/
 Lease                       7%
Core Cities/Lease            6%
State General Obligation/
 Lease                       5%
Resource Recovery/
 Project Revenue             5%
Transportation/Toll Revenue  4%
Miscellaneous Municipal     30%
--------------------------------
                           100%
--------------------------------

Diversification remains an important strategy for the Fund, allowing us to spread risk over a large number of sectors, maturities, and geographic areas.


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Quality
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A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA
POINTS IN THE TABLE BELOW.

AAA*                        65%
AA                           8%
A                           12%
BBB                          6%
Not Rated                    9%
--------------------------------
                           100%
--------------------------------
   Weighted average quality: AA+
   * Includes Cash Equivalents

Overall portfolio quality remains high, with over 70% of portfolio assets rated AAA or AA.


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Effective Maturity
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A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA
POINTS IN THE TABLE BELOW.

1 < 5 years                 19%
5 < 10                      38%
10 < 15                     24%
Greater than 15 years       19%
--------------------------------
                           100%
--------------------------------
    Weighted average effective
    maturity: 10.37 years


The Fund continues its cautious stance on the market with respect to interest rate risk, maintaining an average maturity similar to that of its competitive universe.



For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
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                                                                    May 31, 2000

Dear Shareholders,

Scudder Managed Municipal Bonds achieved its objectives and distinguished itself by ranking in the top 2% of similar funds for total return performance during the 12 months ended May 31, 2000. The fund's most recent fiscal year comprised one of the most difficult periods for fixed-income investments since 1994, however, as the Federal Reserve Board Open Market Committee (FOMC) raised short-term interest rates 175 basis points (1.75%) to 6.50%. Reflecting this adverse environment, the fund posted a -0.62% total return for the 12 months ended May 31, 2000. This return placed the fund fourth out of 272 peers as compiled by Lipper Analytical Services, Inc. The fund's strong competitive results also placed it in the top 3% of similar funds for the one-, three-, and five-year periods as shown in the table below.

During the 12-month period, the Federal Reserve's resolve to head off inflation, coupled with weak investor demand for municipal bond funds, led to negative returns. Strong U.S. economic growth, the lowest unemployment rate in 30 years, and brisk consumer spending prompted the Fed to tighten monetary policy.

For the fund, the overriding challenge was to preserve capital. We are pleased to report that the fund's return outpaced the -3.29% return of similar municipal bond funds during the 12 months ended May 31, 2000. In addition, Scudder Managed Municipal Bonds received a


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Strong Competitive Results
(Average annual returns for periods ended May 31, 2000)
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               Scudder          Lipper
               Managed          Average                 Number of
           Municipal Bonds      Annual                    Funds      Percentile
Period         Return           Return    Rank           Tracked      Ranking
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1 Year          -0.62%          -3.29%      4    of       272         Top 2%
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3 Years          4.13%           2.93%      6    of       223         Top 3%
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5 Years          5.03%           3.99%     13    of       183         Top 2%
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10 Years         6.82%           6.22%     10    of        84         Top 12%
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

four-star (above average) rating from Morningstar as of May 31 (see page 2 for additional information). Please turn to the Performance Update on page 5 for more information on the fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index.

The Treasury Initiates A Buyback

Contrasting with the pressures on fixed income markets generated by FOMC interest rate increases, in February the U.S. Treasury announced plans to buy back some long-term debt and hold fewer debt auctions. This development generated a welcome rally following five months of negative fixed-income performance. The Treasury said that it plans to buy back 30-year government bonds and reduce auctions all along the maturity spectrum.

Intermediate- and long-term bonds typically provide higher yields than securities maturing in a year or less since they involve more interest-rate risk. This pattern held true for both Treasuries and municipal bonds in the autumn and winter of 1999. However, as 2000 began, the Treasury yield curve inverted, so that by May 31, 2000, one-year Treasury bills offered higher yields than 30-year bonds. While the municipal yield curve flattened during the period, it did not invert. Long-term municipal bond yields reached a historically attractive ratio -- providing nearly all of the yield of comparable-maturity Treasuries. Long-maturity municipal bonds typically yield about 85% to 90% of a similar-maturity Treasury.

Extending Maturity to Increase Yield

Scudder Managed Municipal Bonds' goal is to provide a high level of tax-free income from an actively managed portfolio consisting primarily of investment-grade municipal bonds. Over the course of the period, higher interest rates created challenges, but also provided opportunities to reposition the fund's portfolio to what we believe is a favorable stance over the near term. Accordingly, our recent portfolio strategy has been to:

1) purchase intermediate-term bonds. Over the period, the fund sold bonds in the 15-year or longer range when the municipal yield curve was historically flat, and purchased bonds in the five- to 12-year range. This portion of the yield curve currently offers the best relative yield and total return potential given the steepness of the curve.

2) recognize losses on certain bonds in order to offset capital gains in the fund's portfolio and carry losses forward in the future. This strategy provides us with additional flexibility to restructure the portfolio as needed, reducing concern about incurring significant capital gains when bonds are sold for a profit.

In addition, the fund has maintained its cautious stance on the market with respect to interest rate risk, increasing its average duration only as much as its competitive universe. As of May 31, the fund's average duration was 7.35 years. (Duration gives relative weight to both principal and interest payments through the life of a bond and has replaced average maturity as the standard measure of interest rate sensitivity among professional investors. Generally, the shorter the duration, the less sensitive a portfolio will be to changes in interest rates.)

Longer term, we continue to emphasize call protection when purchasing bonds for the fund's portfolio. (Generally a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate.) Our call-protection strategy provides a more reliable income stream for the fund than would exist if the portfolio held a significant proportion of bonds that could be called in before their stated maturities.

Lastly, the fund's overall level of portfolio quality remains high, with over 73% of the fund's portfolio rated AAA or AA, or of equivalent quality. And diversification remains an important strategy for the fund, allowing us to spread risk over a large number of sectors, maturities, and geographic areas. As of May 31, the fund held securities issued in 28 states plus the District of Columbia, Virgin Islands, and Puerto Rico. The Portfolio Summary on page 8 provides more information about the fund's holdings, including quality, maturity, and sector representation.

Our Outlook

Given recent government statistics that suggest U.S. economic growth has begun to moderate and the fact that the Federal Reserve raised its short-term interest-rate target in May by 50 basis points, municipal bonds may benefit from a more stable interest rate environment over the coming months. We believe the municipal bond market provides attractive value, with yields of longer-maturity municipals still close to those of Treasuries. In January 2000, the average municipal bond yield as measured by The Bond Buyer's Revenue Bond Index, reached 6.35%, the highest level since August 1995.

We believe Scudder Managed Municipal Bonds is well positioned to benefit from historically attractive yields on longer-term municipal bonds. A moderately growing U.S. economy enhances municipal finances, which should continue to help bolster municipal credit ratings. And continuing volatility in the equity and taxable bond markets could prompt more investors to diversify their portfolios with tax-exempt bonds.

In terms of fund strategy, we will continue to seek competitive returns by purchasing bonds in the most attractive maturities with the best bond structure over the coming months. And rather than attempting to make investment decisions based on short-term market movements, we will search for the most attractively valued bonds as we seek a high level of tax-free income for our shareholders.

Thank you for investing with Scudder.

Sincerely,
Your Portfolio Management Team

/s/Philip G. Condon                                      /s/Ashton P. Goodfield
Philip G. Condon                                         Ashton P. Goodfield

Scudder Managed Municipal Bonds:
A Team Approach to Investing

Scudder Managed Municipal Bonds is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Co-lead portfolio managers Philip G. Condon and Ashton P. Goodfield have responsibility for the fund's day-to-day management and investment strategies.

Mr. Condon, who joined the Adviser in 1983 and the team in 1998, has 22 years of investment industry experience.

Ms. Goodfield, who joined the Adviser in 1986 and the team in 1998, has 14 years of investment industry experience.

Glossary of Investment Terms
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           Bond     An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

        General     A municipal bond backed by the "full faith and credit"
     Obligation     (including the taxing and further borrowing power) of the
           Bond     city, state, or agency that issues the bond. A general
                    obligation bond is repaid with the issuer's general revenue and borrowings.

      Inflation     An overall increase in the prices of goods and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace
                    -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

 Municipal Bond     An interest-bearing debt security issued by a state or local government entity.

      Net Asset     The price per share of a mutual fund based on the sum of the
    Value (NAV)     market value of all the securities owned by the fund, plus other assets less liabilities, divided by the number of outstanding shares.

        Taxable     The level of yield a fully taxable instrument would have to
     Equivalent     provide to equal that of a tax-free municipal bond on an
          Yield     after-tax basis. The standard yield reference for bond
     30-Day SEC     funds, based on a formula prescribed by the SEC. This
          Yield     annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

   Total Return     The most common yardstick to measure the performance of a
                    fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


Investment Portfolio                                              as of May 31, 2000
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                                                             Principal
                                                              Amount ($)     Value ($)

---------------------------------------------------------------------------------------
Short-Term Municipal Investments 0.8%
---------------------------------------------------------------------------------------
 Alaska
 Valdez, AK, Marine Terminal Revenue, Exxon Pipeline
    Company Project, Daily Demand Note, Series 1993 B,
    4.3%, 12/1/2033* ......................................    2,100,000    2,100,000

 Arizona
 Maricopa County, AZ, Pollution Control Revenue, Arizona
    Public Service Co., Daily Demand Note, 4.3%,
    5/1/2029* .............................................    3,600,000    3,600,000
---------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $5,700,000)                    5,700,000
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Long-Term Municipal Investments 99.2%
---------------------------------------------------------------------------------------

 Alaska
 North Slope Borough, AK, General Obligation:
    Series 1994 B, Zero Coupon, 6/30/2004 (b) (e) .........   15,000,000   12,028,650
    Series 1994 B, Zero Coupon, 6/30/2005 (b) (e) .........   18,200,000   13,778,856
    Series 1995 A, Zero Coupon, 6/30/2006 (b) .............    7,000,000    4,999,470

 Arizona
 Maricopa County, AZ, School District #28, General
    Obligation, Series 1993 B, Zero Coupon, 1/1/2006 (b) ..    4,905,000    3,630,926

 California
 California General Obligation:
    Series 1989, 6.25%, 10/1/2007 (b) .....................    4,000,000    4,323,880
    Series 1990, 6.25%, 4/1/2008 (b) ......................    5,000,000    5,400,600
    Series 1991, 6.6%, 2/1/2009 (b) (e) ...................   15,600,000   17,267,328
 California Housing Finance Agency, Multi-Unit Rental
    Housing Revenue, Series 1992 A, 7.7%, 8/1/2010 ........    1,000,000    1,062,470
 California Pollution Control Financing Authority, Solid
    Waste Disposal Revenue, Canadian Fibre of Riverside PJ,
    AMT, Series 1997 A, 9%, 7/1/2019 (e) ..................   12,000,000   12,404,280
 California Statewide Community Development Authority,
    Certificate of Participation, Lutheran Homes, 5.5%,
    11/15/2008 ............................................    2,250,000    2,297,183
 Foothill Eastern Transportation Corridor Agency, CA,
    Toll Road Revenue:
      Series 1995 A, Step-up Coupon, 0% to 1/1/2005,
        7.05% to 1/1/2009 .................................    5,000,000    4,140,200
      Series 1995 A, Step-up Coupon, 0% to 1/1/2005,
        7.1% to 1/1/2011 ..................................    4,000,000    3,386,760


    The accompanying notes are an integral part of the financial statements.


                                       15

                                                           Principal
                                                            Amount ($)     Value ($)
------------------------------------------------------------------------------------

     Series 1995 A, Step-up Coupon, 0% to 1/1/2005,
       7.1% to 1/1/2012 .................................    4,000,000    3,396,680
     Series 1995 A, Step-up Coupon, 0% to 1/1/2005,
       7.15% to 1/1/2014 ................................    6,250,000    5,317,875
     Series 1995 A, Zero Coupon, 1/1/2015 ...............   11,000,000    4,785,110
Los Angeles County, CA, Certificate of Participation,
   Disney Parking Project:
     Series 1993, Zero Coupon, 9/1/2007 .................    4,030,000    2,705,984
     Series 1993, Zero Coupon, 9/1/2009 .................    5,425,000    3,222,776
Roseville, CA, Unified High School District, General
   Obligation:
     Series 1995 B, Zero Coupon, 8/1/2010 (b) ...........    1,830,000    1,068,830
     Series 1995 B, Zero Coupon, 8/1/2015 (b) ...........    1,000,000      418,290
San Joaquin, CA:
   Certificate of Participation, Series 1993, 5.5%,
     11/15/2013 (b) .....................................    3,895,000    3,946,687
   Transportation Corridor Agency, Toll Road Revenue,
     Series 1997 A, Zero Coupon, 1/15/2012 (b) ..........    2,000,000    1,056,160

Colorado
Colorado Housing Finance Authority Revenue:
   Series 1992, 8.1%, 10/1/2005 .........................    2,030,000    2,169,014
   Series 1992, 8.15%, 10/1/2006 ........................    2,145,000    2,294,206
   Series 1992, 8.25%, 10/1/2010 ........................    1,940,000    2,079,137
   Series 1992, 8.25%, 10/1/2011 ........................    1,680,000    1,800,490
   Series 1992, 8.25%, 10/1/2012 ........................    1,945,000    2,084,495
Denver, CO, Urban Renewal Authority, Tax Increment
   Revenue, Pavilions-Convention, AMT, Series 1989, 7.5%,
   9/1/2004 .............................................      945,000      983,726
Multi-Family Mortgage:
   Series 1992 A, 8.15%, 10/1/2007 ......................    2,320,000    2,481,379
   Series 1992 A, 8.2%, 10/1/2008 .......................    2,510,000    2,687,306
   Series 1992 A, 8.2%, 10/1/2009 .......................    2,725,000    2,917,494

District of Columbia
District of Columbia, Certificate of Participation:
   Series 1993, 6.875%, 1/1/2003 (b) ....................    1,380,000    1,395,125
   Series 1993, 7.3%, 1/1/2013 ..........................    1,000,000    1,038,480
District of Columbia, General Obligation:
   Inverse Floating Rate Note, Series 1999 B, 4.89%,
     6/1/2010*** ........................................   12,500,000   12,386,000
   Series 1989 B, Zero Coupon, 6/1/2003 (b) .............    2,000,000    1,707,540
   Series 1993 B2, 5.5%, 6/1/2008 (b) ...................    3,225,000    3,231,192
District of Columbia, Water and Sewer Authority, Public
   Utility Revenue, Series 1998, 5.5%, 10/1/2023 (b) ....    5,000,000    4,693,750

    The accompanying notes are an integral part of the financial statements.


                                       16

                                                              Principal
                                                               Amount ($)  Value ($)
--------------------------------------------------------------------------------------

Georgia
Atlanta, GA, Airport Revenue, General Obligation:
   AMT, Series C, 6%, 1/1/2011 (b) (d) ......................   7,375,000   7,508,488
   AMT, Series C, 6.125%, 1/1/2012 (b) (d) ..................   7,735,000   7,918,552
Burke County, GA, Development Authority, Pollution
   Control Revenue, Votgle Project, Series 1992,
   Prerefunded 1/1/2003 at 103, 7.7%, 1/1/2006 (b) (c) ......   5,000,000   5,448,700
Georgia Municipal Electric Authority, Power Revenue:
   Series 1991 V, 6.5%, 1/1/2012 (b) ........................   5,000,000   5,423,850
   Series 1997 X, 6.5%, 1/1/2012 (b) ........................   3,500,000   3,796,695

Hawaii
Hawaii State Airport Systems Revenue, 6.5%,
   7/1/2013 (b) .............................................   6,680,000   7,069,177

Illinois
Central Lake County, IL, Joint Action Water Agency,
   Zero Coupon, Series 1991, 5/1/2004 (b) ...................   2,445,000   1,980,695
Chicago, IL, General Obligation:
   Board of Education, Series 1992 A, 6.25%,
     1/1/2015 (b) ...........................................   2,725,000   2,874,684
   Emergency Telephone Systems, Series 1993, 5.6%,
     1/1/2009 (b) ...........................................   7,200,000   7,332,120
Chicago, IL, Motor Fuel Tax Revenue, Series 1993, 5.375%,
   1/1/2014 (b) .............................................   5,000,000   4,838,350
Chicago, IL, O'Hare International Airport, Special Facilities
   Revenue, United Airlines Project, Series 1999 A, 5.35%,
   9/1/2016 .................................................   4,500,000   3,751,065
Chicago, IL, Public Building Commission:
   Series 1990 A, ETM, Zero Coupon, 1/1/2008 (b)** ..........   4,000,000   2,633,200
   Series 1993 A, 5.25%, 12/1/2008 (b) ......................   2,655,000   2,619,264
Chicago, IL, Wastewater Transmission Revenue,
   Series 1993, 5.375%, 1/1/2013 (b) ........................   3,215,000   3,116,300
DuPage County, IL, Industrial Development Revenue,
   Weyerhaeuser Company Project, Series 1983, 8.65%,
   11/1/2008 ................................................   3,600,000   3,640,608
Hoffman Estates, IL, Tax Increment Revenue, Series 1991,
   Zero Coupon, 5/15/2006 ...................................   8,500,000   6,075,035
Illinois Development Finance Authority:
   Adventist Health Systems, 5.5%, 11/15/2029 ...............   5,475,000   4,186,897
   Commonwealth Edison, Series 1994, 5.85%,
     1/15/2014 (b) ..........................................   5,000,000   5,067,150
Illinois Educational Facilities Authority, Loyola University,
   Series 1991 A, ETM, Zero Coupon, 7/1/2005 (b)** ..........   3,100,000   2,359,782
Illinois Health Facilities Authority, Centegra Health System,
   Series 1998, 5.2%, 9/1/2012 ..............................   1,000,000     877,090


    The accompanying notes are an integral part of the financial statements.

                                       17

                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

Illinois State Sales Tax Revenue:
   6%, 6/15/2010 ........................................   3,500,000   3,644,480
   6.125%, 6/15/2012 ....................................   2,000,000   2,081,300
   Series 1992 P, 6.5%, 6/15/2013 .......................   2,100,000   2,259,369
Illinois State University Retirement System, Series 1990,
   Zero Coupon, 10/1/2005 (b) ...........................   7,000,000   5,241,110
Northern Illinois University, Board of Regents:
   Series 1992, Zero Coupon, 4/1/2005 (b) ...............   1,865,000   1,434,782
   Series 1992, Zero Coupon, 10/1/2005 (b) ..............   1,865,000   1,396,381
   Series 1992, Zero Coupon, 4/1/2006 (b) ...............   1,865,000   1,354,400
   Series 1992, Zero Coupon, 10/1/2006 (b) ..............   1,865,000   1,317,753
   Series 1992, Zero Coupon, 4/1/2007 (b) ...............   1,865,000   1,277,021
   Series 1992, Zero Coupon, 10/1/2007 (b) ..............   1,865,000   1,242,109
Oak Lawn, IL, Water and Sewer Revenue:
   Series 1992 A, Zero Coupon, 10/1/2003 (b) ............   1,295,000   1,077,246
   Series 1992 A, Zero Coupon, 10/1/2004 (b) ............   1,295,000   1,016,795
   Series 1992 A, Zero Coupon, 10/1/2005 (b) ............   1,295,000     959,103
   Series 1992 A, Zero Coupon, 10/1/2006 (b) ............   1,295,000     903,806
Rosemont, IL, General Obligation:
   Series 1990, Zero Coupon, 12/1/2004 (b) ..............   6,000,000   4,710,480
   Series 1990, Zero Coupon, 12/1/2005 (b) ..............   7,060,000   5,238,449
Will County, IL, School District #201-U, General
   Obligation, Series 1991, ETM, Zero Coupon,
   12/15/2006 (b)** .....................................   3,725,000   2,614,093
Winnebago County, IL, School District #122:
     Series 1992, 6.55%, 6/1/2009 (b) ...................   1,675,000   1,804,695
     Series 1992, 6.55%, 6/1/2010 (b) ...................   1,825,000   1,977,023

Indiana
Indiana Health Facilities Finance Authority, Hospital
   Revenue:
     Series 1990 A, 6%, 7/1/2003 (b) ....................     230,000     235,101
     Series 1990 A, 6%, 7/1/2004 (b) ....................     240,000     246,259
     Series 1990 A, 6%, 7/1/2005 (b) ....................     255,000     262,507
     Series 1990 A, 6%, 7/1/2006 (b) ....................     270,000     278,432
     Series 1990 A, 6%, 7/1/2007 (b) ....................     285,000     294,431
     Series 1990 A, 6%, 7/1/2009 (b) ....................     165,000     170,351
     Series 1990 A, 6%, 7/1/2010 (b) ....................     175,000     179,650
     Series 1990 A, 6%, 7/1/2011 (b) ....................     185,000     190,422
     Series 1990 A, 6%, 7/1/2012 (b) ....................     190,000     195,254
     Series 1990 A, 6%, 7/1/2013 (b) ....................     200,000     204,912
     Series 1990 A, 6%, 7/1/2014 (b) ....................     215,000     219,711


    The accompanying notes are an integral part of the financial statements.

                                       18

                                                            Principal
                                                             Amount ($)     Value ($)
-------------------------------------------------------------------------------------

     Series 1990 A, 6%, 7/1/2015 (b) .....................      225,000      229,016
     Series 1990 A, 6%, 7/1/2016 (b) .....................      235,000      238,873
     Series 1990 A, 6%, 7/1/2017 (b) .....................      250,000      253,460
     Series 1990 A, 6%, 7/1/2018 (b) .....................      265,000      267,613
     Tax Exempt Custodian Receipts Refund:
       Series 1997 A, 6%, 7/1/2002 (b) ...................      215,000      218,810
       Series 1997 A, 6%, 7/1/2008 (b) ...................      160,000      165,261
Indiana Municipal Power Agency, Power Supply System:
   Series 1993 B, 6%, 1/1/2012 (b) .......................    1,750,000    1,816,535
   Series 1993 B, 5.5%, 1/1/2016 (b) .....................    8,960,000    8,730,982
Indiana Transportation Finance Authority, Highway
   Revenue, Series 1993 A, 5.75%, 6/1/2012 (b) ...........    5,000,000    5,095,550
Kentucky
Louisville & Jefferson County, KY, Metropolitan Sewer
   District & Drain System, Series A, 5%, 5/15/2019 (b) ..    2,500,000    2,201,100

Louisiana
Bastrop, LA, Industrial Development Board, Pollution
   Control Revenue, International Paper Co. Project,
   Series 1992, 6.9%, 3/1/2007 ...........................   10,250,000   10,615,823
New Orleans, LA, General Obligation, Series 1991, Zero
   Coupon, 9/1/2005 (b) ..................................    2,500,000    1,886,100

Maryland
Maryland Economic Development Corporation, Chesapeake
   Bay Conference, Series 1999 B, 7.75%, 12/1/2031 .......    7,000,000    6,797,420
Maryland Health & Educational Facilities Authority, 6.75%,
   7/1/2030 ..............................................    1,000,000      985,990
Northeast Maryland Waste Disposal Authority, Southwest
   Resource Recovery System:
     Series 1993, 7.2%, 1/1/2006 (b) .....................    3,440,000    3,708,767
     Series 1993, 7.2%, 1/1/2007 (b) .....................    3,390,000    3,654,861

Massachusetts
Massachusetts Bay Transportation Authority, Series 1992 B,
   6.2%, 3/1/2016 ........................................    2,500,000    2,636,000
Massachusetts College Building Authority Project:
   Series 1994 A, 7.5%, 5/1/2010 .........................    4,110,000    4,752,064
   Series 1994 A, 7.5%, 5/1/2014 .........................    5,500,000    6,470,695
Massachusetts Health & Educational Facilities Authority,
   Massachusetts General Hospital, Series 1992 F, 6.25%,
   7/1/2012 (b) ..........................................    1,000,000    1,064,600
Massachusetts State Development Finance Agency
   Revenue, Health Care Facilities, Series 1999 A, 7.1%,
   7/1/2032 ..............................................    2,000,000    1,816,280
Massachusetts State Water Pollution Abatement Trust,
   Series 5, 5.375%, 8/1/2027 ............................    5,000,000    4,560,850


    The accompanying notes are an integral part of the financial statements.

                                       19

                                                            Principal
                                                              Amount ($)     Value ($)
--------------------------------------------------------------------------------------

Massachusetts Water Resource Authority:
   General Revenue, Series C, 6%, 12/1/2011 ..............   10,000,000   10,430,600
   Series 1992 A, 6.5%, 7/15/2009 ........................    2,625,000    2,828,674
   Series 1992 A, 6.5%, 7/15/2019 ........................   13,445,000   14,490,214

Michigan
Detroit, MI, General Obligation:
   City School District, Series B, 5%, 5/1/2017 (b) ......    2,895,000    2,592,675
   Series B, 6%, 4/1/2015 (b) ............................    2,705,000    2,764,564
Detroit, MI, Sewage Disposal System Revenue, Series A,
   Zero Coupon, 7/1/2015 (b) .............................    8,710,000    3,555,161
Wayne State University, MI, University Revenues, 5.25%,
   11/15/2019 ............................................    4,000,000    3,658,160

Montana
Montana State Board of Housing, Family Housing
   Authority, Series 1984 A, Zero Coupon, 6/1/2010 .......        5,000        1,661

Nevada
Nevada State Housing Division, Single Family Mortgage
   Revenue, Series 1993 R, 5.95%, 10/1/2011 ..............    2,445,000    2,448,814
New Hampshire
New Hampshire State Housing Finance Authority, Single
   Family Revenue, AMT, Series 1998 C, 5.9%, 7/1/2019 ....    1,125,000    1,125,698

New York
Long Island Power Authority, NY, Electric Systems Revenue,
   Series 1998 A, 5%, 12/1/2018 (b) ......................    5,000,000    4,435,600
Metropolitan Transportation Authority of New York, Transit
   Facilities:
     Series 1991, 7%, 7/1/2002 ...........................    1,595,000    1,648,991
     Series 1993 O, 5.75%, 7/1/2013 (b) ..................    6,775,000    6,849,186
New York City, NY, General Obligation:
   Series 1989 D, 7%, 8/1/2002 ...........................      655,000      662,087
   Series 1989 D, 7%, 8/1/2002 (b) .......................      165,000      166,813
   Series 1992 A, 6.375%, 8/1/2004 .......................    5,000,000    5,168,950
   Series 1992 H, 7%, 2/1/2005 ...........................      480,000      499,507
   Series 1992 H, Prerefunded 2/1/2002 at 101.50, 7%,
     2/1/2005 (b) (c) ....................................        5,000        5,238
   Series 1995 B, 6%, 8/15/2004 ..........................    3,425,000    3,511,413
   Series 1995 E, 6.5%, 2/15/2005 ........................    7,000,000    7,315,490
   Series 1996 G, 6.75%, 2/1/2009 ........................    2,000,000    2,158,880
New York State Dormitory Authority:
   City University System, Consolidated Revenue Lease,
     Series 1993 F, 5.375%, 7/1/2007 .....................    2,000,000    1,978,480
   State University Educational Facilities, Series 1999,
     5.25%, 5/15/2017 (b) ................................    3,500,000    3,254,615


    The accompanying notes are an integral part of the financial statements.

                                       20

                                                             Principal
                                                              Amount ($)   Value ($)
------------------------------------------------------------------------------------

New York State Dormitory Authority Revenue, State
   University Educational Facilities:
     Series 1993 A, 5.5%, 5/15/2019 ......................   1,500,000   1,445,280
     Series 1993 A, 5.25%, 5/15/2021 .....................   2,000,000   1,842,500
Onondaga County, NY, Industrial Development Agency,
   Solid Waste Disposal Facility, Solvay Paperboard LLC,
   AMT, Series 1998, 7%, 11/1/2030 .......................   3,500,000   3,376,240
Port Authority of New York & New Jersey, Special
   Obligation, AMT, Series 1996, 7%, 10/1/2007 ...........   2,000,000   2,056,760
North Carolina
North Carolina Municipal Power Agency #1, Catawba
   Electric Revenue, Series 1993, 5.25%, 1/1/2009 (b) ....   8,500,000   8,344,365

Oregon
Chemeketa, OR, Community College District, Series 1998,
   5.5%, 6/1/2015 (b) ....................................   2,600,000   2,576,444

Pennsylvania
Allegheny County, PA, Airport Revenue, Pittsburgh
   International Airport, Series 1997 A, AMT, 5.75%,
   1/1/2013 (b) ..........................................   1,500,000   1,498,590
Armstrong County, PA, Hospital Authority, Hospital
   Revenue, St. Francis Medical Center Project,
   Series A, 6.25%, 6/1/2013 .............................   1,000,000   1,026,240
Berks County, PA, Municipal Authority Hospital Revenue,
   Reading Hospital & Medical Center Project, Series 1993,
   5.7%, 10/1/2014 (b) ...................................   1,000,000     995,070
Bethlehem, PA, Water Revenue, Series 1992, Prerefunded
   11/15/2001 at 100, 6.25%, 11/15/2011 (b) (c) ..........   1,000,000   1,019,770
Bucks County, PA, Water and Sewer Authority Revenue,
   Series 1977, ETM, 6.375%, 12/1/2008** .................     425,000     440,895
Delaware County, PA, Authority Health Care Revenue:
     Delaware County Memorial Hospital, Series 1995,
       5.5%, 8/15/2013 (b) ...............................   1,750,000   1,698,725
     Mercy Health Corporation of Southeastern
       Pennsylvania, Series 1993 B, Prerefunded,
       11/15/2005 at 100, 6%, 11/15/2007 (c) .............   1,500,000   1,545,555
Delaware County, PA, Authority Revenue,
   White Horse Village, Series 1996 A, 6.6%, 7/1/2006 ....   1,000,000     974,030
Erie County, PA, Industrial Development Authority,
   Pollution Control Revenue, International Paper,
   Series 1997 A, 5.3%, 4/1/2012 .........................   1,000,000     939,110
Erie County, PA, Prison Authority, Commonwealth Lease
   Revenue, Series 1991, Prerefunded 11/1/2001 at 100,
   6.25%, 11/1/2011 (b) (c) ..............................   1,000,000   1,018,940
Indiana County, PA, Industrial Development Authority,
   Pollution Control Revenue, Pennsylvania Electric
   Company Project, Series 1995, 5.35%, 11/1/2010 (b) ....   1,000,000     993,020


    The accompanying notes are an integral part of the financial statements.

                                       21

                                                              Principal
                                                              Amount ($)  Value ($)
------------------------------------------------------------------------------------

Latrobe, PA, Industrial Development Authority, College
   Revenue, St. Vincent College Project, Series 1998,
   5.375%, 5/1/2013 .......................................   1,000,000     911,590
Montgomery County, PA, Redevelopment Authority,
   Multi-Family Housing Revenue, KBF Associates
   L.P. Project, Series 1993 A, 6.375%, 7/1/2012 ..........   1,500,000   1,465,995
Pennsylvania Convention Center Authority Revenue,
   Series 1989 A, ETM, 6%, 9/1/2019 (b)** .................   2,200,000   2,235,024
Pennsylvania Housing Finance Agency, Single Family
   Mortgage Revenue:
     Series 1991, 7.15%, 4/1/2015 .........................     865,000     891,659
     Series 1992, 6.85%, 10/1/2009 ........................     840,000     863,167
Pennsylvania Intergovernmental Cooperative Authority,
   Special Tax Revenue, City of Philadelphia, Series 1992,
   Prerefunded 6/15/2002 at 100, 6.8%, 6/15/2012 (c) ......   1,000,000   1,035,430
Pennsylvania State General Obligation, Series 1992, 6.25%,
   7/1/2010 ...............................................   1,000,000   1,065,370
Philadelphia, PA, Authority for Industrial Development
   Revenue:
     Commercial Development Doubletree, Series 1997 A,
       6.5%, 10/1/2027 ....................................   1,000,000     939,700
     Health Care Facilities Revenue, Baptist Home of
       Philadelphia, Series 1998 A, 5.5%, 11/15/2018 ......   1,000,000     785,100
Philadelphia, PA, General Obligation, School District,
   Series 1995 A, 6.25%, 9/1/2009 .........................   1,000,000   1,059,650
Philadelphia, PA, Hospitals and Higher Education Facilities
   Authority, Hospital Revenue, Children's Seashore
   House, Series 1992 A, 7%, 8/15/2012 ....................   1,000,000   1,039,490
Philadelphia, PA, Regional Port Authority Lease Revenue,
   Series 1993, 6.2%, 9/1/2013 ............................   2,000,000   2,043,240
Philadelphia, PA, Water & Wastewater Revenue:
   Series 1993, 5.625%, 6/15/2009 (b) .....................   2,000,000   2,028,940
   Series 1995, 6.25%, 8/1/2010 (b) .......................   1,000,000   1,061,720
Pittsburgh, PA, General Obligation, Series 1993 A, 5.5%,
   9/1/2014 (b) ...........................................   1,500,000   1,472,280
Pittsburgh, PA, Water and Sewer System Revenue,
   Series 1986, ETM, 7.25%, 9/1/2014 (b)** ................     150,000     167,937
Somerset County, PA, General Authority, Commonwealth
   Lease Revenue, University Revenue, Series 1991,
   Prerefunded 10/15/2001 at 100, 6.25%,
   10/15/2011 (b) (c) .....................................   1,000,000   1,018,860
Union County, PA, Higher Educational Facilities Financing
   Authority, University Revenue, Bucknell University,
   Series 1992, 6.2%, 4/1/2007 (b) ........................   1,000,000   1,026,750
University Area, PA, Sewer Revenue, Series 1993, 5.25%,
   11/1/2014 (b) ..........................................   1,750,000   1,689,870


    The accompanying notes are an integral part of the financial statements.

                                       22

                                                              Principal
                                                               Amount ($)     Value ($)
----------------------------------------------------------------------------------------

Puerto Rico
Puerto Rico Public Building Authority, Government Facilities
   Revenue, Series 1995 A, 6.25%, 7/1/2013 (b) .............    1,000,000    1,077,010

Rhode Island
Rhode Island Convention Center Authority, Series 1993 B,
   5%, 5/15/2020 (b) .......................................    2,750,000    2,394,920

South Carolina
Piedmont, SC, Municipal Power Agency, Electric Revenue,
   Series 1991, 6.75%, 1/1/2019 (b) ........................    3,525,000    3,881,342
South Carolina Jobs and Economic Development Authority,
   Hospital Facilities Revenue, Palmetto Health Alliance,
   Series A, 7.375%, 12/15/2021 ............................    1,500,000    1,436,925

Texas
Austin, TX, Bergstrom Landhost Enterprises Inc., Airport
   Hotel, Series 1999 A, 6.75%, 4/1/2027 ...................    4,000,000    3,573,400
Austin, TX, Independent School District, General
   Obligation, Series 1998, 5%, 8/1/2015 ...................    2,000,000    1,847,480
Dallas-Fort Worth, TX, Airport Revenue:
   American Airlines, AMT, Series 1990, 7.5%,
     11/1/2025 .............................................   14,250,000   14,423,565
   Series 1992 A, 7.8%, 11/1/2007 (b) ......................    2,390,000    2,645,061
   Series 1992 A, 7.375%, 11/1/2009 (b) ....................    4,500,000    4,904,910
Harris County, TX:
   Health Facilities, Texas Medical Center Project,
     Series 1996, 6.25%, 5/15/2010 (b) .....................    3,000,000    3,142,500
   Toll Road Authority, Series 1992 A,
     Zero Coupon, 8/15/2004 (b) ............................    4,050,000    3,234,290
   Toll Road Subordinate Lien, 6%, 8/1/2010 (b) (d) ........   18,415,000   19,005,383
Houston, TX, Independent School District, 5%,
   2/15/2019 ...............................................    5,000,000    4,401,050
Houston, TX, Water and Sewer System Authority:
   Series 1991 C, Zero Coupon, 12/1/2005 (b) ...............   15,000,000   11,147,850
   Series 1991 C, Zero Coupon, 12/1/2007 (b) ...............    3,400,000    2,250,188
North Texas, Tollway Authority, Dallas North Tollway
   System Revenue, Series 1997 A, 5%, 1/1/2020 (b) .........    2,165,000    1,897,081
San Antonio, TX, Airport Systems Revenue, Series 1991,
   7%, 7/1/2002 (b) ........................................    1,695,000    1,758,817
San Antonio, TX, Electric and Gas Revenue:
   Series 1989 A, Zero Coupon, 2/1/2005 (b) ................    7,000,000    5,441,590
   Series 1991 B, ETM, Zero Coupon, 2/1/2005 (b)** .........    5,000,000    3,886,850
Texas Water Development Board Revenue, Series 1999 B,
   5.25%, 7/15/2017 ........................................    5,000,000    4,647,250


    The accompanying notes are an integral part of the financial statements.

                                       23

                                                           Principal
                                                            Amount ($)     Value ($)
--------------------------------------------------------------------------------------

Travis County, TX, Health Facilities Development Corp. ...
   Authority, Ascension Health Credit:
     Series 1999 A, 5.75%, 11/15/2011 (b) ................    3,440,000    3,458,679
     Series 1999 A, 6.25%, 11/15/2015 (b) ................    2,780,000    2,855,032
     Series 1999 A, 6.25%, 11/15/2016 (b) ................   13,770,000   14,076,933

Utah
Intermountain Power Agency, UT, Power Supply Revenue,
   Series 1993, 5.55%, 7/1/2011 ..........................    3,000,000    2,931,930
Salt Lake City, UT, Hospital Revenue, IHC Hospitals Inc.,
   Inversed Inflow, Series 1992, 6.15%, 2/15/2012*** .....    1,500,000    1,546,065

Virgin Islands
Virgin Islands, Public Finance Authority Revenue,
   Series 1992 A, Prerefunded 10/1/2002 at 102, 7.25%,
   10/1/2018 (c) .........................................    1,500,000    1,610,730

Virginia
Fairfax County, VA, Economic Development Authority
   Revenue, Retirement Community-Greenspring,
   Series 1999 A, 7.25%, 10/1/2019 .......................    2,000,000    1,923,520
Virginia Beach, VA, Development Authority, General
   Hospital Project, Series 1993, 5.125%, 2/15/2018 (b) ..    3,000,000    2,731,050

Washington
Washington State Health Care Facilities Authority,
   Empire Health Services-- Spokane, Series 1993, 5.8%,
   11/1/2008 (b) .........................................    4,865,000    4,952,181
Washington State Public Power Supply System:
   Nuclear Project #1:
     Series 1990 B, 7.25%, 7/1/2009 (b) ..................   12,350,000   13,594,263
     Series 1991 A, Zero Coupon, 7/1/2007 (b) ............    8,570,000    5,787,321
   Nuclear Project #2:
     Series 1990 A, 7.25%, 7/1/2006 ......................    7,000,000    7,619,220
     Series 1994 A, 6%, 7/1/2007 (b) .....................    7,000,000    7,248,290
   Nuclear Project #3:
     Series 1989 A, Zero Coupon, 7/1/2006 (b) ............    1,380,000      988,535
     Series 1989 B, Zero Coupon, 7/1/2006 (b) ............    5,555,000    3,979,213
     Series 1990 B, Zero Coupon, 7/1/2002 (b) ............   11,925,000   10,693,744
     Series 1990 B, 7.375%, 7/1/2004 (b) .................      750,000      766,058

Wisconsin
Green Bay, WI, Industrial Development Revenue,
   Weyerhaeuser Company Project, Series 1981 A,
   9%, 9/1/2006 ..........................................    1,700,000    1,712,784
Wisconsin State Health & Educational Facilities Authority,
   Aurora Health Care Inc.:
     Series 1999 A, 5.6%, 2/15/2029 ......................    4,000,000    3,119,360
     Series 1999 B, 5.625%, 2/15/2029 ....................    2,500,000    1,957,925


    The accompanying notes are an integral part of the financial statements.

                                       24

                                                              Principal
                                                               Amount ($)     Value ($)
----------------------------------------------------------------------------------------

 Wyoming
 Wyoming Community Development Authority, Single
    Family Mortgage Revenue, Series 1993 A, 5.85%,
    6/1/2013 ..............................................     3,000,000     2,968,290
----------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $662,455,335)                   684,963,468
----------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $668,155,335) (a)                 690,663,468
----------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $668,155,335. At May 31, 2000, net unrealized appreciation for all securities based on tax cost was $22,508,133. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $28,853,928 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,345,795.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

(c) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(d) When-issued or forward delivery securities (See Note A in Notes to Financial Statements).

(e) At May 31, 2000, these securities, in part or in whole, have been segregated to cover when-issued securities.

* Floating rate and monthly, weekly or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

*** Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with a similar maturity. These securities are shown at their rates as of May 31, 2000.

     AMT: Alternative minimum tax


    The accompanying notes are an integral part of the financial statements.


Financial Statements
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of May 31, 2000
-----------------------------------------------------------------------------------------

Assets
-----------------------------------------------------------------------------------------
Investments in securities, at value (cost $668,155,335) ................   $ 690,663,468
Cash ...................................................................       3,494,901
Receivable for investments sold ........................................       2,205,621
Interest receivable ....................................................       8,958,866
Receivable for Fund shares sold ........................................       1,343,779
Due from Adviser .......................................................          29,804
Other assets ...........................................................          10,228
                                                                           -------------
Total assets ...........................................................     706,706,667

Liabilities
-----------------------------------------------------------------------------------------
Payable for investments purchased ......................................       5,707,006
Payable for when-issued and forward delivery securities ................      34,612,282
Dividends payable ......................................................       1,356,141
Payable for Fund shares redeemed .......................................         131,978
Accrued management fee .................................................         250,455
Accrued reorganization costs ...........................................          22,853
Accrued Trustees' fees and expenses ....................................          59,607
Other accrued expenses and payables ....................................         140,352
                                                                           -------------
Total liabilities ......................................................      42,280,674
-----------------------------------------------------------------------------------------
Net assets, at value                                                       $ 664,425,993
-----------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investments ..............      22,508,133
Accumulated net realized gain (loss) ...................................      (9,027,772)
Paid-in capital ........................................................     650,945,632
-----------------------------------------------------------------------------------------
Net assets, at value                                                       $ 664,425,993
-----------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($664,425,993 /
   78,824,566 outstanding shares of beneficial interest, $.01 par value,   -------------
   unlimited number of shares authorized) ..............................   $        8.43
                                                                           -------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the year ended May 31, 2000
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Interest .......................................................   $ 40,850,673
                                                                   ------------
Expenses:
Management fee .................................................      3,550,506
Services to shareholders .......................................        521,045
Custodian and accounting fees ..................................        115,696
Auditing .......................................................         59,741
Legal ..........................................................         27,152
Trustees' fees and expenses ....................................         99,748
Reports to shareholders ........................................         50,364
Registration fees ..............................................         23,947
Reorganization .................................................         25,202
Other ..........................................................         71,699
                                                                   ------------
Total expenses, before expense reductions ......................      4,545,100
Expense reductions .............................................        (54,169)
                                                                   ------------
Total expenses, after expense reductions .......................      4,490,931
--------------------------------------------------------------------------------
Net investment income                                                36,359,742
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................     (3,621,258)
Futures ........................................................        566,139
                                                                   ------------
                                                                     (3,055,119)
                                                                   ------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (36,838,789)
Futures ........................................................          9,675
                                                                   ------------
                                                                    (36,829,114)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (39,884,233)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ (3,524,491)
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


------------------------------------------------------------------------------------
Statements of Changes in Net Assets
------------------------------------------------------------------------------------

                                                     Five Months      Year Ended
Increase (Decrease) in Net         Year Ended May    Ended May 31,    December 31,
Assets                                 31, 2000         1999             1998
------------------------------------------------------------------------------------
Operations:
Net investment income ...........   $  36,359,742    $  14,842,386    $  36,413,691
Net realized gain (loss) on
   investment transactions ......      (3,055,119)       3,094,358        4,072,633
Net unrealized appreciation
   (depreciation) on investment
   transactions during the
   period .......................     (36,829,114)     (19,073,544)       4,067,938
                                    -------------    -------------    -------------
Net increase (decrease) in net
   assets resulting from
   operations ...................      (3,524,491)      (1,136,800)      44,554,262
                                    -------------    -------------    -------------
Distributions to shareholders
   from:
Net investment income ...........     (36,359,742)     (14,842,386)     (36,413,691)
                                    -------------    -------------    -------------
Net realized gains ..............      (2,933,309)              --       (3,996,751)
                                    -------------    -------------    -------------

Fund share transactions:
Proceeds from shares sold .......      79,038,469       37,202,992       83,789,509
Net assets of shares issued in
   tax-free reorganization ......      71,413,890               --               --
Reinvestment of distributions ...      22,444,604        7,966,563       21,988,411
Cost of shares redeemed .........    (179,054,597)     (52,816,744)    (101,202,201)
                                    -------------    -------------    -------------
Net increase (decrease) in net
   assets from Fund share
   transactions .................      (6,157,634)      (7,647,189)       4,575,719
                                    -------------    -------------    -------------
Increase (decrease) in net assets     (48,975,176)     (23,626,375)       8,719,539
Net assets at beginning of period     713,401,169      737,027,544      728,308,005
                                    -------------    -------------    -------------
Net assets at end of period .....   $ 664,425,993    $ 713,401,169    $ 737,027,544
                                    -------------    -------------    -------------

Other Information
------------------------------------------------------------------------------------
Shares outstanding at beginning
   of period ....................      79,451,883       80,293,360       79,790,697
                                    -------------    -------------    -------------
Shares sold .....................       9,355,852        4,073,627        9,148,915
Shares issued in tax-free
   reorganization ...............       8,189,666               --               --
Shares issued to shareholders in
   reinvestment of distributions        2,609,423          874,504        2,402,379
Shares redeemed .................     (20,782,258)      (5,789,608)     (11,048,631)
                                    -------------    -------------    -------------
Net increase (decrease) in Fund
   shares .......................        (627,317)        (841,477)         502,663
Shares outstanding at end of        -------------    -------------    -------------
   period .......................      78,824,566       79,451,883       80,293,360
                                    -------------    -------------    -------------


    The accompanying notes are an integral part of the financial statements.


Financial Highlights
------------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

------------------------------------------------------------------------------------
                                   2000(a)  1999(b) 1998(c) 1997(c) 1996(c) 1995(c)
------------------------------------------------------------------------------------
Net asset value, beginning of
period                              $ 8.98  $ 9.18   $ 9.13   $ 8.84  $ 8.94  $ 8.07
                                   -------------------------------------------------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income               .46     .19       .45     .46     .45     .48
------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions  (.51)   (.20)      .10     .34    (.10)    .87
                                   -------------------------------------------------
------------------------------------------------------------------------------------
  Total from investment operations
------------------------------------------------------------------------------------
Less distributions from:             (.05)   (.01)      .55     .80     .35    1.35
------------------------------------------------------------------------------------
  Net investment income              (.46)   (.19)     (.45)   (.46)   (.45)   (.48)
------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                       (.04)     --      (.05)   (.05)     --      --
                                   -------------------------------------------------
------------------------------------------------------------------------------------
  Total distributions                (.50)   (.19)     (.50)   (.51)   (.45)   (.48)
------------------------------------------------------------------------------------
Net asset value, end of period     $ 8.43  $ 8.98    $ 9.18  $ 9.13  $ 8.84  $ 8.94
                                   -------------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)                     (.62)   (.17)**   6.23    9.29    4.15   17.12
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                          664     713       737     728     737     775
------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                        .66(d)  .64*      .62     .64     .63     .63
------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                        .65(d)  .64*      .62     .64     .63     .63
------------------------------------------------------------------------------------
Ratio of net investment income (%)   5.27    4.92*     4.96    5.12    5.20    5.59
------------------------------------------------------------------------------------
Portfolio turnover rate (%)            47      14*        9      10      12      18
------------------------------------------------------------------------------------

(a)  For the year ended May 31, 2000.

(b) For the five months ended May 31, 1999. On August 10, 1998 the Board of Trustees of the Trust changed the fiscal year end of the Fund from December 31 to May 31.

(c)  Years ended December 31.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .65% and .64%, respectively.

*    Annualized

**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Managed Municipal Bonds (the "Fund") is a diversified series of Scudder Municipal Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. On August 10, 1998, the Fund changed its fiscal year end for financial reporting and federal income tax purposes to May 31 from December 31.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures as a temporary substitute for purchasing selected investments. In addition, the Fund also sold interest rate futures as a temporary substitute for selling selected investments.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $3,700,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2008, the expiration date, whichever occurs first.

In addition, the Fund inherited approximately $900,000 of capital losses from its merger (see Note E) with Scudder Pennsylvania Tax Free Fund, which can be used to offset gains in future years, or until May 31, 2007, the expiration date, subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

In addition, from November 1, 1999 through May 31, 2000, the Fund incurred approximately $1,600,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2001.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. These differences primarily relate to investments in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended May 31, 2000, purchases and sales of municipal securities (excluding short-term investments) aggregated $332,167,796 and $319,033,604, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.55% on the first $200,000,000 of the Fund's average daily net assets, 0.50% on the next $500,000,000 of such net assets and 0.475% on such net assets in excess of $700,000,000, computed and accrued daily and payable monthly. For the year ended May 31, 2000, the fee pursuant to this Agreement amounted to $3,550,506, which was equivalent to an annual effective rate of 0.52% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. During the year ended May 31, 2000, the amount charged to the Fund by SSC aggregated $333,002, of which $26,653 is unpaid at May 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended May 31, 2000, the amount charged to the Fund by SFAC aggregated $103,967, of which $7,740 is unpaid at May 31, 2000.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended May 31, 2000, Trustees' fees and expenses aggregated $40,141. In addition, a one-time fee of $59,607 was accrued for payment to those Trustees not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note G. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $29,804 of such costs.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended May 31, 2000, the Fund's custodian and transfer agent fees were reduced by $3,436 and $20,929, respectively, under these arrangements.

E. Acquisition of Assets

On September 17, 1999, the Fund acquired all the net assets of Scudder Pennsylvania Tax Free Fund pursuant to a plan of reorganization approved by shareholders on September 2, 1999. The acquisition was accomplished by a tax-free exchange of 8,189,666 shares of the Fund (valued at $71,413,890) for 5,497,182 shares of Scudder Pennsylvania Tax Free Fund outstanding on September 17, 1999. Scudder Pennsylvania Tax Free Fund's net assets at that date ($71,413,890), including $1,222,223 of unrealized appreciation, were combined with those of the Fund. The aggregate nets assets of the Fund immediately before the acquisition were $670,341,144. The combined net assets of the Fund immediately following the acquisition were $741,755,034.

F. Line of Credit

The Fund and several other Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Scudder Municipal Trust and the Shareholders of Scudder Managed Municipal Bonds:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Managed Municipal Bonds (the "Fund") at May 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
July 20, 2000

Tax Information
--------------------------------------------------------------------------------

The Fund paid distributions of $0.036 per share from net long-term capital gains during its year ended May 31, 2000, of which 100% represents 20% rate gains.

Of the dividends paid from net investment income for the taxable year ended May 31, 2000, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------

Linda C. Coughlin*                            Philip G. Condon*
  o  President and Trustee                      o  Vice President

Henry P. Becton, Jr.                          Ashton P. Goodfield*
  o  Trustee; President and General             o  Vice President
     Manager, WGBH Educational Foundation
                                              Ann M. McCreary*
Dawn-Marie Driscoll                             o  Vice President
  o  Trustee; Executive Fellow, Center
     for Business Ethics, Bentley             John Millette*
     College; President, Driscoll               o  Vice President and Secretary
     Associates
                                              John R. Hebble*
Peter B. Freeman                                o  Treasurer
  o  Trustee; Corporate Director
     and Trustee                              Caroline Pearson*
                                                o  Assistant Secretary
George M. Lovejoy, Jr.
  o  Trustee; President and Director,         *Scudder Kemper Investments, Inc.
     Fifty Associates; Chairman
     Emeritus, Meredith and Grew, Inc.

Wesley W. Marple, Jr.
  o  Trustee; Professor of Business
     Administration, Northeastern
     University, College of Business
     Administration

Kathryn L. Quirk*
  o  Trustee, Vice President and
     Assistant Secretary

Jean C. Tempel
  o  Trustee; Managing Director,
     First Light Capital

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth
   Scudder U.S. Treasury Money Fund                 Value
   Scudder Cash Investment Trust                      Scudder Large Company Value Fund
   Scudder Money Market Series --                     Scudder Value Fund***
     Prime Reserve Shares*                            Scudder Small Company Value Fund
     Premium Shares*                                  Scudder Micro Cap Fund
     Managed Shares*
   Scudder Tax Free Money Fund+                     Growth
                                                      Scudder Classic Growth Fund***
 Tax Free+                                            Scudder Large Company Growth Fund***
   Scudder Limited Term Tax Free Fund                 Scudder Select 1000 Growth Fund
   Scudder Medium Term Tax Free Fund                  Scudder Development Fund
   Scudder Managed Municipal Bonds                    Scudder 21st Century Growth Fund***
   Scudder High Yield Tax Free Fund***
   Scudder California Tax Free Fund**               Global Equity
   Scudder Massachusetts Limited Term               Worldwide
     Tax Free Fund**                                  Scudder Global Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                     Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder Global Discovery Fund***
 U.S. Income                                          Scudder Emerging Markets Growth Fund
   Scudder Short Term Bond Fund                       Scudder Gold Fund
   Scudder GNMA Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.***
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Health Care Fund
 Asset Allocation                                     Scudder Technology Fund
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio               Preferred Series
   Scudder Pathway Growth Portfolio                   Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund***
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund



--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA                                          IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Class S Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.


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1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291


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About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of [LOGO] Zurich Financial Services Group